	Putnam Retirement Advantage 2025 Fund
	The fund's portfolio
	11/30/21 (Unaudited)
		Shares	Value
	Income Strategies Portfolios (26.7%)*
	Putnam Income Strategies Portfolio(AFF)	311,728	$3,478,885

	Total Income Strategies Portfolios (cost $3,388,690)		$3,478,885
	Asset Allocation Funds (68.9%)*
	Putnam Dynamic Asset Allocation Balanced Fund Class P(AFF)	96,866	$1,772,653
	Putnam Dynamic Asset Allocation Conservative Fund Class P(AFF)	603,592	7,194,815

	Total Asset Allocation Funds (cost $8,726,570)		$8,967,468
	Fixed Income Funds (4.4%)*
	Putnam Short Term Investment Fund Class G(AFF)	568,155	$568,155

	Total Fixed Income Funds (cost $568,155)		$568,155

	Total Investments (cost $12,683,415)		$13,014,508
*	Percentages indicated are based on net assets of $13,012,783.

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the funds' portfolios are for the close of the fund's reporting period, which ran from September 1, 2021 through November 30, 2021 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.
(AFF)	Affiliated Company.
	Security valuation: The price of the fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
	ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of each fund’s investments. The three levels are defined as follows:
	Level 1: Valuations based on quoted prices for identical securities in active markets.
	Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

	Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
	The following is a summary of the inputs used to value the funds' net assets as of the close of the reporting period:
			Valuation inputs
	Investments in securities:	Level 1	Level 2	Level 3	Total
	Putnam Retirement Advantage 2025 Fund	$8,967,468	$4,047,040	$—	$13,014,508

Affiliated transactions
Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which a fund owned at least 5% of the voting securities, were as follows:
Putnam Retirement Advantage 2025 Fund
Affiliates	Fair value as of 8/31/21	Purchase cost	Sale proceeds	Investment income	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding as of 11/30/21	Fair value as of 11/30/21
Putnam Income Strategies Portfolio	$2,880,322	$745,979	$119,215	$2,623	$11,412	$(39,613)	311,728	$3,478,885
Putnam Dynamic Asset Allocation Balanced Fund Class P	1,737,931	244,852	177,704	5,684	25,551	(57,977)	96,866	1,772,653
Putnam Dynamic Asset Allocation Conservative Fund Class P	6,731,980	1,004,425	409,601	29,794	28,041	(160,030)	603,592	7,194,815
Putnam Short Term Investment Fund Class G	524,726	77,602	34,173	120	—	—	568,155	568,155

Totals	$11,874,959	$2,072,858	$740,693	$38,221	$65,004	$(257,620)		$13,014,508
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com